Easterly
Government Properties Inc.

UNITED STATES COURTHOUSE

Supplemental Information Package Second Quarter 2015 Exhibit 99.2

Disclaimers
Forward-looking
Statement
We
make
statements
in
this
Supplemental
Information
Package
that
are
considered
“forward-looking
statements”
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
or
the
Securities
Act,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
or
the
Exchange
Act,
which
are
usually
identified
by
the
use
of
words
such
as
“anticipates,”
“believes,”
“estimates,”
“expects,”
“intends,”
“may,”
“plans,”
“projects,”
“seeks,”
“should,”
“will,”
and
variations
of
such
words
or
similar
expressions
and
include
our
guidance
with
respect
to
FFO.
We
intend
these
forward-looking
statements
to
be
covered
by
the
safe
harbor
provisions
for
forward-looking
statements
contained
in
the
Private
Securities
Litigation
Reform
Act
of
1995
and
are
including
in
this
Supplemental
Information
Package
for
purposes
of
complying
with
those
safe
harbor
provisions.
These
forward-looking
statements
reflect
our
current
views
about
our
plans,
intentions,
expectations,
strategies
and
prospects,
which
are
based
on
the
information
currently
available
to
us
and
on
assumptions
we
have
made.
Although
we
believe
that
our
plans,
intentions,
expectations,
strategies
and
prospects
as
reflected
in
or
suggested
by
those
forward-
looking
statements
are
reasonable,
we
can
give
no
assurance
that
the
plans,
intentions,
expectations
or
strategies
will
be
attained
or
achieved.
Furthermore,
actual
results
may
differ
materially
from
those
described
in
the
forward-looking
statements
and
will
be
affected
by
a
variety
of
risks
and
factors
that
are
beyond
our
control
including,
without
limitation:
risks
associated
with
our
dependence
on
the
U.S.
Government
and
its
agencies
for
substantially
all
of
our
revenues;
risks
associated
with
ownership
and
development
of
real
estate;
decreased
rental
rates
or
increased
vacancy
rates;
loss
of
key
personnel;
general
volatility
of
the
capital
and
credit
markets
and
the
market
price
of
our
common
stock;
the
risk
we
may
lose
one
or
more
major
tenants;
failure
of
acquisitions
or
development
projects
to
yield
anticipated
results;
risks
associated
with
actual
or
threatened
terrorist
attacks;
intense
competition
in
the
real
estate
market
that
may
limit
our
ability
to
attract
or
retain
tenants
or
re-lease
space;
insufficient
amounts
of
insurance
or
exposure
to
events
that
are
either
uninsured
or
underinsured;
uncertainties
and
risks
related
to
adverse
weather
conditions,
natural
disasters
and
climate
change;
exposure
to
liability
relating
to
environmental
and
health
and
safety
matters;
limited
ability
to
dispose
of
assets
because
of
the
relative
illiquidity
of
real
estate
investments
and
the
nature
of
our
assets;
exposure
to
litigation
or
other
claims;
risks
associated
with
breaches
of
our
data
security;
risks
associated
with
our
indebtedness;
and
other
risks
and
uncertainties
detailed
in
the
“Risk
Factors”
section
of
our
Form
10-K
for
the
year
ended
December
31,
2014
filed
with
the
Securities
and
Exchange
Commission.
In
addition,
our
anticipated
qualification
as
a
real
estate
investment
trust
involves
the
application
of
highly
technical
and
complex
provisions
of
the
Internal
Revenue
Code
of
1986,
or
the
Code,
and
depends
on
our
ability
to
meet
the
various
requirements
imposed
by
the
Code
through
actual
operating
results,
distribution
levels
and
diversity
of
stock
ownership.
We
assume
no
obligation
to
update
publicly
any
forward
looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Ratings
Ratings
are
not
recommendations
to
buy,
sell
or
hold
the
Company’s
securities.
The
following
discussion
related
to
the
consolidated
financial
statements
of
the
Company
should
be
read
in
conjunction
with
the
financial
statements
for
the
quarter
ended
June
30,
2015
that
will
be
released
on
Form
10-Q
to
be
filed
on
or
about
August
6,
2015.

Supplemental Definitions
Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.
Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP.  CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures.  CAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate
CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.
EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.
Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all restricted stock units, and the exchange of all earned and outstanding LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding
LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met.
Funds From Operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding
FFO is helpful to shareholders and potential
investors.
Net Operating Income (NOI) is calculated as total property revenues (rental income, tenant reimbursements and other income) less property operating expenses and real estate taxes from the properties owned by the Company. Cash NOI excludes from NOI straight-line rent and amortization of above-/below-market leases.
NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.
Pro forma three months ended June 30, 2015 removes from the Company’s financial results for the three month period ended June 30, 2015 the impact of one-
time, non-recurring expenses related to its initial public offering, including legal and accounting fees and new entity formation costs.
Pro forma six months ended June 30, 2015 (1) removes from the Company’s financial results for the period from February 11, 2015 (the date of the closing of the
Company’s initial public offering) to June 30, 2015 the impact of one-time, non-recurring expenses related to its initial public offering, including legal and accounting fees and new entity formation costs and (2) reflects a full quarter of operations for the period from January 1, 2015 to March 31, 2015 on a pro forma basis based on the financial results of the 49 days of operations between February 11, 2015 and March 31, 2015.

Overview
Corporate Information and Analyst Coverage
5
Executive Summary
6
Second Quarter 2015 Results
7
Corporate Financials
Balance Sheet
12
Income Statement
13
Net Operating Income
14
EBITDA, FFO and CAD
15
Debt
Debt Schedules
16
Debt Maturities
17
Properties
Property Overview
18
Tenants
19
Lease Expirations
20
Table of Contents

Corporate Information and Analyst Coverage
Corporate Information
Corporate Headquarters
Stock Exchange Listing
Information Requests
Investor Relations
2101 L Street NW
New York Stock Exchange
Evelyn Infurna
Suite 750
or 202-971-9867 to request an
ICR, Inc.
Washington, DC 20037
Ticker
Investor Relations package
202-595-9500
DEA
Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties or its management. Easterly Government Properties does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.
Note: Definitions for commonly used terms in this Supplemental Information Package are on page 3.
Executive Team
William Trimble III, CEO
Michael Ibe, EVP
Darrell Crate, Chairman
F. Joseph Moravec, EVP
Alison Bernard, CFO
Ronald Kendall, SVP
Meghan Baivier, COO
Board of Directors
William Binnie
Michael Ibe
Darrell Crate
James Mead
Cynthia Fisher
William Trimble III
Emil Henry Jr.
Please contact ir@easterlyreit.com
727-567-2594 / 727-567-2253
Equity Research Coverage
Citigroup
Raymond James & Associates
RBC Capital Markets
Michael Bilerman
/ Emmanuel Korchman
Bill Crow / Paul Puryear
Michael Carroll
212-816-1383 / 212-816-1382
440-715-2649

Executive Summary
(Unaudited, in thousands except share and per share data)
Price of Common Shares
Three
months ended
June 30, 2015
Earnings
Pro forma three
months ended
June 30, 2015
Pro forma six
months ended
June 30, 2015
High closing price during period
16.43
$
Net income available to Easterly Government Properties, Inc.
618
$
Low closing price during period
15.43
$
Net income available to Easterly Government Properties, Inc. per share:
End of period closing price
15.92
$
Basic
0.03
$
Diluted
0.02
$
Outstanding
Classes
of
Stock
and
Partnership
Units
-
Fully
Diluted
Basis
At June 30, 2015
Net income
1,015
$
2,471
$
Common shares
24,141,712
Net
income,
per
share
-
fully
diluted
basis
0.03
$
0.06
$
Unvested restricted shares
26,667
Common partnership units
15,530,939
Funds From Operations
10,166
$
20,623
$
Total -
fully diluted basis
39,699,318
Funds
From
Operation,
per
share
-
fully
diluted
basis
0.26
$
0.52
$
Market Capitalization
At June 30, 2015
Cash Available for Distribution
8,760
$
17,526
$
Total
equity
market
capitalization
-
fully
diluted
basis
632,013
$
Cash
Available
for
Distribution,
per
share
-
fully
diluted
basis
0.22
$
0.44
$
Consolidated debt (excluding unamortized premiums & discounts)
102,197
Cash and cash equivalents
(3,409)
Total enterprise value
730,801
$
Liquidity
At June 30, 2015
Ratios
At June 30, 2015
Cash and cash equivalents
3,409
$
Net debt to total enterprise value
13.5%
Net debt to total equity market capitalization
15.6%
Unsecured revolving credit facility
Net debt to annualized pro forma quarterly EBITDA
2.1x
Total current facility size
400,000
$
Cash interest coverage ratio
10.1x
Less: outstanding balance
(33,417)
Cash fixed charge coverage ratio
6.7x
Available under unsecured revolving credit facility
366,583
$

Second Quarter 2015 Results
EASTERLY GOVERNMENT PROPERTIES
REPORTS SECOND QUARTER 2015 RESULTS
~ Pro Forma FFO of $0.26 per Share on a Fully Diluted Basis ~
WASHINGTON,
D.C.
–
August
6,
2015
–
Easterly
Government
Properties, Inc. (NYSE: DEA) (the “Company” or “Easterly”), a fully integrated real estate investment trust (“REIT”) focused primarily on the acquisition, development and management of Class A commercial properties leased to U.S. Government agencies, today announced its results of operations for the quarter ended June 30, 2015 which reflects its first full quarter of operations.
Highlights for the Quarter Ended June 30, 2015:
•
Acquisition of the 46,979-square foot Thad Cochran U.S. Bankruptcy
Courthouse in Aberdeen, Mississippi, at a purchase price of $14.1 million
•
Acquisition of the 115,650-square foot Department of Energy building in Lakewood, Colorado, at a purchase price of $20.3 million
•
Pro Forma Funds From Operations of $10.2 million, or $0.26 per share on a fully diluted basis
•
Pro Forma Cash Available for Distribution of $8.8 million, or $0.22 per share on a fully diluted basis
•
Portfolio occupancy continued at 100%
•
Introduction of Pro Forma Funds From Operations guidance, based on a pro forma 12 months ending December 31, 2015, of $1.01 to $1.05 per share on a fully diluted basis
“We continue to grow as a company and are gratified by our second quarter results,” said William C. Trimble III, President and Chief Executive
Officer.  “Our growth is evidenced by the two acquisitions we completed since our initial public offering and we have substantial unsecured debt capacity to continue funding our external growth strategy. Our strong management with expertise in government relations, commercial real estate, corporate finance, and asset management enables us to execute our strategy on behalf of shareholders.”
Financial Results for the Quarter Ended June 30, 2015
Pro Forma Funds From Operations (FFO) was $10.2 million, or
$0.26 per share on a fully diluted basis for the three months ended
June 30, 2015.
Pro Forma Cash Available for Distribution (CAD) was $8.8 million, or
$0.22 per share on a fully diluted basis for the three months ended
June 30, 2015.
Pro Forma Net income was $1.0 million, or $0.03 per share on a fully diluted basis for the three months ended June 30, 2015.
The Company’s pro forma financial results for the quarter ended
June 30, 2015 removes the impact of one-time, non-recurring
expenses related to its initial public offering, including legal and accounting fees and new entity formation costs.
Financial Results for the Six Months Ended June 30, 2015
Pro Forma Funds From Operations (FFO) was $20.6 million, or
$0.52 per share on a fully diluted basis for the six months ended
June 30, 2015.
Pro Forma Cash Available for Distribution (CAD) was $17.5 million, or $0.44 per share on a fully diluted basis for the six months ended
June 30, 2015.
Pro Forma Net income was $2.5 million, or $0.06 per share on a fully diluted basis for the six months ended June 30, 2015.
The Company’s pro forma financial results for the six months ended
June 30, 2015 (1) removes, for the period from February 11, 2015
(the date of the closing of the Company’s initial public offering) to
June 30, 2015, the impact of one-time, non-recurring expenses related to its initial public offering, including legal and accounting fees and new entity formation costs and (2) reflects a full quarter of operations for the period from January 1, 2015 to March 31, 2015 on a pro forma basis based on the financial results of the 49 days of operations between
February 11, 2015 and March 31, 2015.
Darrell Crate, Chairman of the Board commented, “We are pleased with both our portfolio performance and our pipeline of acquisition opportunities.  Easterly offers a differentiated growth story to investors with our definable edge in sourcing, underwriting, and managing properties leased to one of the highest quality tenants, the U.S. Federal
Government.”
Portfolio Operations
As of June 30, 2015, the Company wholly owned 31 properties in the
United States, encompassing approximately 2.2 million square feet in the aggregate, including 28 properties that were leased primarily to U.S.
Government tenant agencies and three properties that were entirely leased to private tenants. As of June 30, 2015, the portfolio had a weighted average age of 10.9 years, was 100% occupied, and had a weighted average lease term of 7.6 years.  With just seven percent of the leases, by annualized lease income, rolling through the end of 2017,
Easterly expects to continue to provide a highly visible and stable cash-
flow stream.
Acquisitions
Since the completion of the Company’s IPO on February 11, 2015 the
Company has acquired two properties for an aggregate purchase price of
$34.3 million.
On April 1, 2015, Easterly acquired the Department of Energy (“DOE”)
building in Lakewood, Colorado for $20.3 million, its first acquisition since its IPO. The 115,650-square foot building serves as the headquarters for the DOE’s Western Area Power Administration (“WAPA”) and represents the Company’s second asset in Lakewood, Colorado, a major federal agency center in the Rocky Mountain region. Built in 1999, the Lakewood building is a Class A facility leased to the General Services Administration
(“GSA”) on behalf of the DOE until 2029. The building is 100% occupied by WAPA and provides engineering, accounting, human resources, legal and training support to four regional offices that operate and maintain the
DOE’s Western Transmission System which covers a 1.3 million square mile service area.
On June 17, 2015, Easterly acquired the Thad Cochran U.S. Bankruptcy
Courthouse in Aberdeen, Mississippi for $14.1 million, its second acquisition since its IPO. This acquisition is demonstrative of Easterly’s core strategy of investing in mission critical properties occupied by essential functions of the U.S. Government. The 46,979-square foot building is a modern building in terms of court functionality and security, expressed in the stately form of a Greco-Roman classical design. Built in
2005 based on the exacting standards of the U.S. Courts Design Guide, the Company believes it is fully compliant with the Judiciary’s needs in terms of security, space sizes and function, and circulation patterns for the public and judicial officers. The property is leased to the GSA with 10 years remaining on an initial 20-year lease.
Balance Sheet
Easterly believes that its strong balance sheet and borrowing ability under its unsecured revolving credit facility provides ample capacity to pursue and fund its growth plan.  As of June 30, 2015, the Company had total indebtedness of $102.2 million comprised of $33.4 million on its unsecured revolving credit facility and $68.8 million of mortgage debt
(excluding unamortized premiums and discounts). At June 30, 2015,
Easterly had a net debt to total enterprise value of 13.5% and a net debt to annualized pro forma quarterly EBITDA ratio of 2.1x. Easterly’s outstanding debt has a weighted average maturity of 9.7 years and a weighted average interest rate of 3.3%. The Company has roughly $366.6 million of remaining capacity on its $400 million revolver, before consideration for the facility’s $250 million accordion feature.
Dividend
On August 4, 2015 the Board of Directors of Easterly approved a cash dividend for the second quarter of 2015 in the amount of $0.21 per common share. The dividend will be payable September 3, 2015 to shareholders of record on August 18, 2015.
Second Quarter 2015 Results

Outlook for 2015
Based on management's expectations, the Company is introducing its financial guidance based on a pro forma 12 months ending
December 31, 2015 as follows:
Pro
Forma
Outlook
for
the
12
Months
Ending
December
31,
2015
Low
High
Pro Forma Net income (loss), per share
–
fully diluted basis
Plus: real estate depreciation and amortization
Pro
Forma
FFO,
per
share
–
fully
diluted
basis
The Company’s pro forma outlook for the 12 months ending
December 31, 2015 (1) removes, for the period from February 11,
2015 (the date of the closing of the Company’s initial public offering)
to December 31, 2015, the impact of one-time, non-recurring
expenses related to its initial public offering, including legal and accounting fees and new entity formation costs and (2) reflects a full quarter of operations for the period from January 1, 2015 to March
31, 2015 on a pro forma basis based on the financial results of the
49 days of operations between February 11, 2015 and March 31,
2015.
This guidance, for the pro forma 12 months ending December 31,
2015, is consistent with the following outlook for the period February
11, 2015 to December 31, 2015.  The Company commenced its
operations on February 11, 2015 upon completion of its initial public offering.
$0.09
$0.13
$0.92
$0.92
$1.05
$1.01
Outlook
for
the
Period
February
11,
2015
to
December
31,
2015
Net
income
(loss),
per
share
–
fully
diluted
basis
Plus: real estate depreciation and amortization
FFO,
per
share
–
fully
diluted
basis
The guidance provided does not contemplate dispositions, future acquisitions or additional capital markets activities but does reflect the impact of completed acquisitions as of June 30, 2015. This guidance is forward-looking and reflect management's view of current and future market conditions. The Company's actual results may differ materially from this guidance.
Non-GAAP Supplemental Financial Measures
Cash Available for Distribution (CAD)
is a non-GAAP financial
measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and
nonrecurring expenditures. CAD is presented solely as a
supplemental disclosure with respect to liquidity because the
Company believes it provides useful information regarding the
Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.
$0.07
$0.11
$0.82
$0.82
$0.93
$0.89
Low
High
Second Quarter 2015 Results

EBITDA
is calculated as the sum of net income (loss) before
interest expense, income taxes, depreciation and amortization.
EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash
provided by operating activities as determined under GAAP.
EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.
Funds From Operations (FFO)
is defined under the White Paper
approved by the Board of Governors of NAREIT, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate
depreciation and amortization and after adjustments for
unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-
GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.
Other Definitions
Fully diluted basis
assumes the exchange of all outstanding
common units representing limited partnership interests in the
Company’s operating partnership, or common units, the full vesting of all restricted stock units, and the exchange of all earned and outstanding LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met.
Conference Call Information
The Company will host a webcast and conference call at 10:00
a.m. Eastern Daylight time on August 6, 2015 to review the second quarter 2015 performance, discuss recent events and conduct a question-and-answer session. The number to call is 1-877-705-
6003 (domestic) and 1-201-493-6725 (international). A live
webcast will be available in the Investor Relations section of the
Company’s website.  A replay of the conference call will be
available through August 20, 2015 by dialing 1-877-870-5176
(domestic) and 1-858-384-5517 (international) and entering the passcode 13611650.  Please note that the full text of the press release and supplemental information package are available
through
the
Company’s
website
at
ir.easterlyreit.com.
About Easterly Government Properties, Inc.
Easterly Government Properties, Inc. (NYSE:DEA) is based in
Washington, D.C., and focuses primarily on the acquisition,
development and management of Class A commercial properties
that are leased to the U.S. Government. Easterly’s experienced management team brings specialized insight into the strategy and needs of mission-critical U.S. Government agencies for properties leased primarily through the U.S. General Services Administration
(GSA). For further information on the company and its properties, please visit www.easterlyreit.com.
Second Quarter 2015 Results

Second Quarter 2015 Results
Contact:
Easterly Government Properties, Inc.
Alison M. Bernard
Chief Financial Officer
202-971-9867
ir@easterlyreit.com
Forward Looking Statements
We make statements in this press release that are considered
“forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and
Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,”
“intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and include our guidance with respect to FFO.
We intend these forward-looking
statements to be covered by the safe harbor provisions for
forward-looking statements contained in the Private Securities
Litigation Reform Act of 1995 and are including in this press release for purposes of complying with those safe harbor
provisions.
These forward-looking statements reflect our current
views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.
Although we believe
that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans,
intentions, expectations or strategies will be attained or
achieved.
Furthermore, actual results may differ materially from
those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for
substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or
increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; failure of acquisitions or development projects to yield anticipated results;
risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters;
limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our
Form 10-K for the year ended December 31, 2014 filed with the
Securities and Exchange Commission.
In addition, our anticipated
qualification as a real estate investment trust involves the application of highly technical and complex provisions of the
Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.
We assume no obligation to update publicly any
forward looking statements, whether as a result of new information, future events or otherwise.

Balance Sheet
(Unaudited, in thousands)
June 30, 2015
Assets
Real estate properties, net
657,957
$
Cash and cash equivalents
3,409
Restricted cash
1,529
Rents receivable
6,139
Accounts receivable
2,764
Deferred financing, net
3,068
Intangible assets, net
107,254
Prepaid expenses and other assets
1,107
Total assets
783,227
$
Liabilities
Revolving credit facility
33,417
Mortgage notes payable
69,369
Intangible liabilities, net
41,015
Accounts payable and accrued liabilities
4,967
Total liabilities
148,768
Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
24,168,379 shares issued and outstanding
241
Additional paid-in capital
391,922
Retained (deficit)
(2,297)
Cumulative dividends
(2,659)
Total stockholders' equity
387,207
Non-controlling interest in operating partnership
247,252
Total
equity
634,459
Total liabilities and equity
783,227
$

Income Statement
(Unaudited, in thousands, except share and per share data)
Three
months ended
June 30, 2015
Less: one time
charges related to
IPO
Pro forma three
months ended
June 30, 2015
Pro forma six
months ended
June 30, 2015
Revenues
Rental income
17,626
$
-
$
17,626
$
34,716
$
Tenant reimbursements
1,572
-
1,572
2,998
Other income
58
-
58
78
Total revenues
19,256
-
19,256
37,792
Operating Expenses
Property operating
3,558
45
3,513
6,691
Real estate taxes
1,755
-
1,755
3,517
Depreciation and amortization
9,151
-
9,151
18,152
Acquisition costs
195
(125)
320
418
Formation expenses
72
72
-
-
Corporate general and administrative
2,239
58
2,181
3,935
Total expenses
16,970
50
16,920
32,713
Operating income (loss)
2,286
(50)
2,336
5,079
Other (expenses)
Interest expense, net
(1,321)
-
(1,321)
(2,608)
Net income (loss)
965
(50)
1,015
2,471
Non-controlling interest in operating partnership
(377)
20
(397)
(967)
Net income (loss) available to Easterly Government
Properties, Inc.
588
$
(30)
$
618
$
1,504
$
Net income (loss) available to Easterly Government
Properties, Inc. per share:
Basic
0.02
$
(0.00)
$
0.03
$
Diluted
0.02
$
(0.00)
$
0.02
$
Weighted-average common shares outstanding:
Basic
24,141,712
24,141,712
24,141,712
Diluted
25,435,010
25,435,010
25,435,010
0.03
$
0.06
$
39,699,318
39,699,318
Net income, per share - fully diluted basis
Weighted average common shares outstanding - fully diluted basis

Net Operating Income
(Unaudited, in thousands)
Pro forma three
months ended
June 30, 2015
Pro forma six
months ended
June 30, 2015
Revenue
Rental income
17,626
$
34,716
$
Tenant reimbursements
1,572
2,998
Other income
58
78
Total revenues
19,256
37,792
Operating Expenses
Property operating
3,513
6,691
Real estate taxes
1,755
3,517
Total expenses
5,268
10,208
Net Operating Income
13,988
27,584
Adjustments to Net Operating Income:
Straight-line rent
(65)
(131)
Above-/below-market leases
(1,300)
(2,541)
Cash Net Operating Income
12,623
$
24,912
$
$
$

EBITDA, FFO and CAD
(Unaudited, in thousands, except share and per share data)
Three
months ended
June 30, 2015
Less: one time
charges related to
IPO
Pro forma three
months ended
June 30, 2015
Pro forma six
months ended
June 30, 2015
Net income (loss)
965
$
(50)
$
1,015
$
2,471
$
Depreciation and amortization
9,151
-
9,151
18,152
Interest expense
1,321
-
1,321
2,608
EBITDA
11,437
(50)
11,487
23,231
Net income (loss)
965
$
(50)
$
1,015
$
2,471
$
Depreciation and amortization
9,151
-
9,151
18,152
Funds From Operations (FFO)
10,116
$
(50)
$
10,166
$
20,623
$
Adjustments to FFO:
Acquisition costs
195
(125)
320
418
Formation expenses
72
72
-
-
Straight-line rent
(65)
-
(65)
(131)
Above-/below-market leases
(1,300)
-
(1,300)
(2,541)
Non-cash interest expense
187
-
187
377
Non-cash compensation
457
-
457
558
Funds From Operations, as Adjusted
9,662
$
(103)
$
9,765
$
19,304
$
FFO, per share -
fully diluted basis
0.26
$
0.52
$
FFO,
as
Adjusted,
per
share
-
fully
diluted
basis
0.25
$
0.49
$
Funds From Operations, as Adjusted
9,662
$
(103)
$
9,765
$
19,304
$
Acquisition costs
(195)
125
(320)
(418)
Principal amortization
(586)
-
(586)
(1,200)
Maintenance capital expenditures
(65)
-
(65)
(126)
Contractual tenant improvements
(34)
-
(34)
(34)
Cash Available for Distribution (CAD)
8,782
$
22
$
8,760
$
17,526
$
CAD, per share -
fully diluted basis
0.22
$
0.44
$
39,699,318
39,699,318
$
$
$
$
Weighted average common shares outstanding - fully diluted basis

Debt Schedules
(Unaudited, in thousands)
(1)
Credit facility has available capacity of $366,583.
Debt Instrument
Maturity Date
Stated Rate
June 30, 2015
Balance
June 30, 2015
Percent of
Total Indebtedness
Unsecured revolving credit facility
Unsecured revolving credit facility
(1)
11-Feb-19
LIBOR + 1.40%
33,417
$
32.7%
3.6 years
(wtd-avg maturity)
Secured mortgage debt
ICE -
Charleston
15-Jan-27
4.21%
22,511
$
22.0%
USFS II -
Albuquerque
14-Jul-26
4.46%
17,500
17.1%
CBP -
Savannah
10-Jul-33
3.40%
15,908
15.6%
MEPCOM -
Jacksonville
14-Oct-25
4.41%
12,861
12.6%
12.7 years
4.12%
(wtd-avg maturity)
(wtd-avg rate)
Debt Statistics
June 30, 2015
Variable
rate
debt
-
unhedged
33,417
$
Fixed rate debt
68,780
Total debt (excluding unamortized premiums & discounts)
102,197
$
%
Variable
rate
debt
-
unhedged
32.7%
% Fixed rate debt
67.3%
Weighted average maturity
9.7 years
Weighted average interest rate
3.3%
Total secured mortgage debt
68,780
$
67.3%
Total unsecured revolving credit facility
33,417
$
32.7%

Debt Maturities
(Unaudited, in thousands)
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Scheduled Amortization
Balloon Payments
Credit Facility
$
$
Unsecured Debt
Year
Scheduled
Amortization
Balloon Payments
Credit
Facility
Total
Percent of
Debt Maturing
Weighted Average Interest
Rate of Maturing Debt
2015
$
1,242
-
$
-
1,242
1.2%
4.1%
2016
2,857
-
-
2,857
2.8%
4.1%
2017
2,977
-
-
2,977
2.9%
4.1%
2018
3,100
-
-
3,100
3.0%
4.1%
2019
3,229
-
33,417
36,646
35.8%
1.8%
2020
3,395
-
-
3,395
3.3%
4.1%
2021
4,054
-
-
4,054
4.0%
4.2%
2022
5,109
-
-
5,109
5.0%
4.2%
2023
5,388
-
-
5,388
5.3%
4.2%
2024
5,679
-
-
5,679
5.6%
4.2%
2025
5,633
1,917
-
7,550
7.4%
4.3%
2026
3,686
6,368
-
10,054
9.7%
4.3%
2027
1,093
7,140
-
8,233
8.1%
4.1%
2028
983
-
-
983
1.0%
3.4%
2029
1,016
-
-
1,016
1.0%
3.4%
2030
1,049
-
-
1,049
1.0%
3.4%
2031
1,081
-
-
1,081
1.1%
3.4%
2032
1,116
-
-
1,116
1.1%
3.4%
2033
668
-
-
668
0.7%
3.4%
Total
$
53,355
15,425
$
33,417
102,197
100.0%
Secured Debt

Property Name
Location
Property Type
Tenant Lease
Expiration
Year
Year Built /
Renovated
Rentable
Square Feet
Annualized
Lease Income
Percentage
of Total
Annualized
Lease Income
Annualized
Lease Income
per Leased
Square Foot
U.S Government Leased Properties
IRS - Fresno
Fresno, CA
Office
2018
2003
180,481
$7,299,318
10.2%
$40.44
PTO - Arlington
Arlington, VA
Office
2019 / 2020
2009
189,871
6,501,704
9.0%
34.24
FBI - San Antonio
San Antonio, TX
Office
2021
2007
148,584
4,914,920
6.8%
33.08
FBI - Omaha
Omaha, NE
Office
2024
2009
112,196
4,620,820
6.4%
41.19
ICE - Charleston
North Charleston, SC
Office
2019 / 2027
1994 / 2012
86,733
3,529,464
4.9%
40.69
DOT - Lakewood
Lakewood, CO
Office
2024
2004
122,225
3,347,481
4.7%
27.39
AOC - El Centro
El Centro, CA
Courthouse/Office
2019
2004
46,813
3,037,113
4.2%
64.88
DEA - Vista
Vista, CA
Laboratory
2020
2002
54,119
2,752,689
3.8%
50.86
USFS II - Albuquerque
Albuquerque, NM
Office
2026
2011
98,720
2,683,241
3.7%
27.18
USFS I - Albuquerque
Albuquerque, NM
Office
2021
2006
92,455
2,585,443
3.6%
27.96
AOC - Del Rio
Del Rio, TX
Courthouse/Office
2024
1992 / 2004
89,880
2,550,224
3.5%
28.37
MEPCOM - Jacksonville
Jacksonville, FL
Office
2025
2010
30,000
2,146,411
3.0%
71.55
FBI - Little Rock
Little Rock, AR
Office
2021
2001
101,977
2,135,642
3.0%
20.94
CBP - Savannah
Savannah, GA
Laboratory
2033
2013
35,000
2,108,803
2.9%
60.25
DEA - Santa Ana
Santa Ana, CA
Office
2024
2004
39,905
2,094,234
2.9%
52.48
DOE - Lakewood
Lakewood, CO
Office
2029
1999
115,650
2,058,570
2.9%
17.80
CBP - Chula Vista
Chula Vista, CA
Office
2018
1998
59,397
1,773,525
2.5%
29.86
DEA - Dallas
Dallas, TX
Office
2021
2001
71,827
1,771,449
2.5%
24.66
DEA - North Highlands
Sacramento, CA
Office
2017
2002
37,975
1,709,542
2.4%
45.02
USCG - Martinsburg
Martinsburg, WV
Office
2027
2007
59,547
1,569,666
2.2%
26.36
CBP - Sunburst
Sunburst, MT
Office
2028
2008
33,000
1,568,287
2.2%
47.52
AOC - Aberdeen
Aberdeen, MS
Courthouse/Office
2025
2005
46,979
1,454,521
2.0%
30.96
DEA - Albany
Albany, NY
Office
2025
2004
31,976
1,353,477
1.9%
42.33
DEA - Riverside
Riverside, CA
Office
2017
1997
34,354
1,272,856
1.8%
37.05
DEA - Otay
San Diego, CA
Office
2017
1997
32,560
1,263,872
1.8%
38.82
SSA - Mission Viejo
Mission Viejo, CA
Office
2020
2005
11,590
529,257
0.7%
45.66
SSA - San Diego
San Diego, CA
Office
2015
2003
11,743
441,041
0.6%
37.56
DEA - San Diego
San Diego, CA
Warehouse
2016
1999
16,100
394,239
0.5%
24.49
Subtotal
1,991,657
$69,467,809
96.6%
$34.88
Privately Leased Properties
2650 SW 145th Avenue - Parbel of Florida
Miramar, FL
Warehouse/Distribution
2022
2007
81,721
1,473,430
2.0%
18.03
5998 Osceola Court - United Technologies
Midland, GA
Manufacturing/Warehouse
2023
2014
105,641
545,004
0.8%
5.16
501 East Hunter Street - Lummus Corporation
Lubbock, TX
Warehouse/Distribution
2028
2013
70,078
400,380
0.6%
5.71
Subtotal
257,440
$2,418,814
3.4%
$9.40
Total / Weighted Average
2,249,097
$71,886,623
100.0%
$31.96
Property Overview

Tenant
Number of
Properties
Number
of
Leases
Weighted
Average
Remaining
Lease Term
Leased
Square Feet
Percentage
of Leased
Square Feet
Annualized
Lease Income
Percentage
of Total
Annualized
Lease
Income
U.S. Government
Drug Enforcement Agency
8
8
5.1
313,003
13.9%
$12,386,716
17.2%
Federal Bureau of Investigation
3
3
7.1
362,757
16.3%
11,671,382
16.2%
Internal Revenue Service
1
1
3.4
180,481
8.0%
7,299,318
10.2%
Administrative Office of the United States Courts
3
3
7.9
183,672
8.2%
7,041,858
9.8%
U.S. Patent and Trademark Office
1
2
3.8
189,871
8.4%
6,501,704
9.0%
Bureau of Customs and Border Protection
3
3
9.7
127,397
5.7%
5,450,615
7.6%
U.S. Forest Service
2
2
8.6
191,175
8.5%
5,268,684
7.3%
Department of Transportation
1
1
9.0
122,225
5.4%
3,347,481
4.7%
U.S. Immigration and Customs Enforcement
1
1
10.8
70,937
3.2%
3,299,901
4.6%
U.S. Military Entrance Processing Command
1
1
10.3
30,000
1.3%
2,146,411
3.0%
Department of Energy
1
1
14.4
115,650
5.1%
2,058,570
2.9%
U.S. Coast Guard
1
1
12.5
59,547
2.6%
1,569,666
2.2%
Social Security Administration
2
2
2.9
23,333
1.0%
970,298
1.3%
Subtotal
28
29
7.3
1,970,048
87.6%
$69,012,604
96.0%
Private Tenants
Parbel of Florida
1
1
7.4
81,721
3.6%
$1,473,430
2.0%
United Technologies / P&W
1
1
8.5
105,641
4.7%
$545,004
0.8%
LifePoint, Inc.
0
1
4.3
21,609
1.0%
$455,205
0.6%
Lummus Corporation
1
1
13.1
70,078
3.1%
$400,380
0.6%
Subtotal
3
4
9.0
279,049
12.4%
$2,874,019
4.0%
Total / Weighted Average
31
33
7.6
2,249,097
100.0%
$71,886,623
100.0%
Tenants

Year of Lease Expiration
Number of
Leases
Expiring
Square Footage
of Leases
Expiring
Percent of
Portfolio
Square
Footage of
Leases
Expiring
Annualized
Lease Income
Percentage
of Total
Annualized
Lease
Income
Annualized
Lease Income
per Leased
Square Foot
Available
0
N/A
N/A
N/A
N/A
N/A
Signed leases not commenced
0
N/A
N/A
N/A
N/A
N/A
2015
1
11,743
0.5%
441,041
0.6%
37.56
2016
1
16,100
0.7%
394,239
0.6%
24.49
2017
3
104,889
4.7%
4,246,270
5.9%
40.48
2018
2
239,878
10.7%
9,072,843
12.6%
37.82
2019
3
236,890
10.5%
9,228,702
12.8%
38.96
2020
3
87,112
3.9%
4,047,266
5.6%
46.46
2021
4
414,843
18.4%
11,407,454
15.9%
27.50
2022
1
81,721
3.6%
1,473,430
2.1%
18.03
2023
1
105,641
4.7%
545,004
0.8%
5.16
2024
4
364,206
16.2%
12,612,759
17.5%
34.63
2025
3
108,955
4.9%
4,954,409
6.9%
45.47
Thereafter
7
477,119
21.2%
13,463,206
18.7%
28.22
Total / Weighted Average
33
2,249,097
100.0%
$71,886,623
100.0%
$31.96
Lease Expirations
$
$